AMERICAN CENTURY

Statement of
Additional Information

Income & Growth Fund
Equity Growth Fund
Small Cap Quantitative Fund
Global Gold Fund
Global Natural Resources Fund
Utilities Fund


[american century logo(reg.sm)]
American
Century

APRIL 1, 1999


       THIS STATEMENT OF ADDITIONAL INFORMATION ADDS TO THE DISCUSSION IN THE FUNDS' PROSPECTUSES, DATED APRIL 1, 1999, BUT IS NOT A PROSPECTUS. IF YOU WOULD LIKE A COPY OF A PROSPECTUS, PLEASE CONTACT US AT ONE OF THE ADDRESSES OR TELEPHONE NUMBERS LISTED ON THE BACK COVER OR VISIT AMERICAN CENTURY'S WEB SITE AT WWW.AMERICANCENTURY.COM.



       THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE CERTAIN INFORMATION THAT APPEARS IN THE FUNDS' ANNUAL AND SEMIANNUAL REPORTS, WHICH ARE DELIVERED TO ALL SHAREHOLDERS. YOU MAY OBTAIN A FREE COPY OF THE FUNDS' ANNUAL OR SEMIANNUAL REPORTS BY CALLING 1-800-345-2021.

Distributed by  Funds Distributor, Inc.


/front cover/


                    STATEMENT OF ADDITIONAL INFORMATION


                                APRIL 1, 1999

TABLE OF CONTENTS

The Funds' History ..........................................................  2

Fund Investment Guidelines ..................................................  2

    Income & Growth, Equity Growth, Small Cap
    Quantitative and Global Natural Resources ...............................  2
    Global Gold .............................................................  3
    Utilities ...............................................................  4

Detailed Information About The Funds ........................................  5
    Investment Strategies and Risks .........................................  5
    Investment Policies ..................................................... 13
    Portfolio Turnover ...................................................... 15

Management .................................................................. 16
    The Board of Directors .................................................. 16
    Officers ................................................................ 18

The Funds' Principal Shareholders ........................................... 20

Service Providers ........................................................... 21
    Investment Advisor ...................................................... 21
    Transfer Agent and Administrator ........................................ 23
    Distributor ............................................................. 24

Other Service Providers ..................................................... 24
    Custodian Banks ......................................................... 24
    Independent Accountant .................................................. 24

Brokerage Allocation ........................................................ 24

Information About Fund Shares ............................................... 25
    Multiple Class Structure ................................................ 25
    Buying and Selling Fund Shares .......................................... 27
    Valuation of a Fund's Securities ........................................ 27

Taxes ....................................................................... 28
    Federal Income Tax ...................................................... 28
    State and Local Income Tax .............................................. 29

How Fund Performance
Information Is Calculated ................................................... 29
    Performance Comparisons ................................................. 31
    Permissible Advertising Information ..................................... 31
    Multiple Class Performance Advertising .................................. 32

Financial Statements ........................................................ 32


Statement of Additional Information


THE FUNDS' HISTORY

  American Century Quantitative Equity Funds is a registered open-end management investment company that was organized as a California corporation named Benham Equities, Inc. on December 31, 1987. From August 18, 1988, to January 1, 1997, it was known as Benham Equity Funds. Throughout the Statement of Additional Information, we refer to American Century Quantitative Equity Funds as the corporation.


  Each fund described in this Statement of Additional Information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, tax identification and stock registration number.



                     Investor Class          Advisor Class        Institutional Class
---------------------------------------------------------------------------------------
                     Ticker   Inception      Ticker  Inception    Ticker   Inception
Fund                 Symbol   Date           Symbol  Date         Symbol   Date
---------------------------------------------------------------------------------------
Income & Growth      BIGRX    12/17/1990     AMADX   12/15/1997   AMGIX    01/28/1998
---------------------------------------------------------------------------------------
Equity Growth        BEQGX    05/09/1991     BEQAX   10/09/1997   AMEIX    01/02/1998
---------------------------------------------------------------------------------------
Small Cap
Quantitative         ASQIX    07/31/1998     N/A     N/A          N/A      N/A
---------------------------------------------------------------------------------------
Global Gold          BGEIX    08/17/1988     N/A     05/06/1998   N/A      N/A
---------------------------------------------------------------------------------------
Global Natural
Resources            BGRIX    09/15/1994     N/A     N/A          N/A      N/A
---------------------------------------------------------------------------------------
Utilities            BULIX    03/01/1993     N/A     06/25/1998   N/A      N/A
---------------------------------------------------------------------------------------


FUND INVESTMENT GUIDELINES


    This section explains the extent to which the funds' advisor, American Century Investment Management, Inc., can use various investment vehicles and strategies in managing a fund's assets. Descriptions of the investment techniques and risks associated with individual funds also appear herein, while techniques and risks applicable to all of the funds appear in the section, "Investment Strategies and Risks," which begins on page 5. In the case of the funds' principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectuses.


     Each fund, except Global Gold and Global Natural Resources, is a diversified open-end investment company as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer.


    To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

INCOME & GROWTH, EQUITY GROWTH, SMALL CAP QUANTITATIVE AND GLOBAL NATURAL RESOURCES

    In general, within the restrictions outlined here and in the funds' Prospectuses, the fund managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.

    Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the advisor's intention that each fund will generally consist of domestic and foreign common stocks and equity equivalent securities. However, subject to the specific limitations applicable to a fund, the funds' management teams may invest the assets of each fund in varying amounts in other instruments, such as those discussed under "Investment Strategies and Risks," when such a course is deemed appropriate in order to attempt to attain a



2                                                   American Century Investments



fund's investment objective. Senior securities that, in the opinion of the manager, are high-grade issues also may be purchased for defensive purposes.

    So long as a sufficient number of such securities are available, the managers intend to keep the funds fully invested in stocks that demonstrate accelerating growth, regardless of the movement of stock prices, generally. In most circumstances, the funds' actual level of cash and cash equivalents will be less than 10%. The managers may use S&P 500 Index futures as a way to expose the funds' cash assets to the market, while maintaining liquidity. As mentioned in the Prospectuses, the managers may not leverage the funds' portfolios, so there is no greater market risk to the funds than if they purchase stocks. See "Short-Term Securities," page 10, "Futures and Options," page 10, and "Derivative Securities," page 8.


GLOBAL GOLD


    In general, within the restrictions outlined here and in the funds' Prospectus, the fund managers have broad power to decide how to invest fund assets, including the power to hold them unrestricted. One of the non-stock investments the fund managers may make is in gold itself, as described below.


    GOLD BULLION. As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Global Gold may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation as a hedge against inflation. The fund's ability to invest in gold bullion is restricted by the diversification requirements that the fund must meet in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), as well as the diversification requirements of the Investment Company Act. In addition, the ability of the fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the fund's shares are qualified for sale.


    Fund assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion also is sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp of the assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in New York, London and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the United States on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold generally will be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers, unless, in the fund managers' opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs and insurance expenses, and may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Because gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.


    As is the case with respect to virtually all investments, there are risks inherent in Global Gold's policies of investing in securities of companies engaged in mining, processing or dealing in gold or other precious metals and in gold bullion. In addition to the general considerations described elsewhere in this Statement of Additional Information, such investments may involve the following special considerations:

    FLUCTUATIONS IN THE PRICE OF GOLD. The price of gold has recently been subject to substantial movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations,


Statement of Additional Information                                           3



economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the fund's investments in such securities also may be affected.


    POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. At the current time there are only four major sources of primary gold production, and the market share of each source cannot be readily ascertained. One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.


    TAX AND CURRENCY LAWS. Changes in the tax or currency laws of the United States and foreign countries may inhibit the fund's ability to pursue or may increase the cost of pursuing its investment programs. For example, in September 1985, the government of South Africa reimposed a two-tier currency system. While this system may be removed within the next couple of years, it continues to differentiate between currency that may be used in transactions involving transfers of South African investments by foreign investors (the financial rand) and currency used for importing goods and remitting profits and dividends from an operating enterprise (the commercial rand). Since the reimposition of the two-tier currency system, the volatility of the financial rand has contributed to fluctuations in the net asset value of the fund. These effects may increase if the permissible uses of the financial rand are expanded.


    UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subject the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of commodities.

    NEW AND DEVELOPING MARKETS FOR PRIVATE GOLD OWNERSHIP. Between 1933 and December 31, 1974, a market did not exist in the United States in which gold bullion could be purchased by individuals for investment purposes. Since it became legal to invest in gold, markets have developed in the United States. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. Recently, several Central Banks have been sellers of gold bullion from their reserves. Sales by central banks and/or rumors of such sales have had a negative effect on gold prices.


    EXPERTISE OF THE INVESTMENT MANAGER. The successful management of the fund's portfolio may be more dependent upon the skills and expertise of its fund managers than is the case for most mutual funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis than is the case for issuers subject to U.S. securities laws. Issuers and securities exchanges in some countries may be subject to less stringent governmental regulations than is the case for U.S. companies.


UTILITIES

    Because the Utilities Fund concentrates its assets in the utilities industry, its performance depends in part on how favorably investors perceive this sector


4                                                   American Century Investments


of the market relative to other sectors (such as transportation or technology). Of course, investor perceptions of the utilities industry are driven not only by comparisons with other market sectors but by trends and events within the utilities industry. The following is a brief outline of risk factors associated with investment in the utilities industry.

    REGULATORY RISKS. Regulators (primarily at the state level) monitor and control public utility company revenues and costs. Regulators can limit profits and dividends paid to investors; they also may restrict a company's access to new markets. Some analysts observe that state regulators have become increasingly active in developing and promoting energy policy through the regulatory process.

    NATURAL RESOURCE RISKS. Swift and unpredictable changes in the price and supply of natural resources can hamper utility company profitability. These changes may be caused by political events, energy conservation programs, the success of exploration projects, or tax and other regulatory policies of various governments.


    ENVIRONMENTAL RISKS. There are considerable costs associated with environmental compliance, nuclear waste cleanup and safety regulation. For example, coal-burning utilities are under pressure to curtail sulfur emissions, and utilities in general increasingly are called upon by regulators to bear environmental costs, which may not be easily recovered through rate increases or business growth.

    Changing weather patterns and natural disasters affect consumer demand for utility services (e.g., electricity, heat and air conditioning), which, in turn, affects utility revenues.


    TECHNOLOGY AND COMPETITIVE RISKS. The introduction and phase-in of new technologies can affect a utility company's competitive strength. The race by long-distance telephone providers to incorporate fiber optic technology is one example of competitive risk within the utilities industry.

    The increasing role of independent power producers (IPPs) in the natural gas and electric utility segments of the utilities industry is another example of competitive risk. Typically, IPPs wholesale power to established local providers, but there is a trend toward letting them sell power directly to industrial consumers. Co-generation facilities, such as those of landfill operators that produce methane gas as a byproduct of their core business, pose another competitive challenge to gas and electric utilities. In addition to offering a less expensive source of power, these companies may receive more favorable regulatory treatment than utilities seeking to expand facilities that consume nonrenewable energy sources.

    INTEREST RATE RISKS. Utility companies usually finance capital expenditures (e.g., new plant construction) by issuing long-term debt. Rising long-term interest rates increase interest expenses and reduce company earnings.

DETAILED INFORMATION ABOUT THE FUNDS

INVESTMENT STRATEGIES AND RISKS


    This section describes various investment vehicles and techniques that the fund managers can use in managing a fund's assets. It also details the risks associated with each, because each technique contributes to a fund's overall risk profile.


FOREIGN SECURITIES

    Each fund may invest an unlimited amount of its assets in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.


    Investments in foreign securities may present certain risks, including:

    Currency Risk: The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulation, currency devaluations and political developments.

    Political and Economic Risk. The economies of many of the countries in which the funds may invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation,



Statement of Additional Information                                            5



nationalization, or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments. Further, the funds may encounter difficulties or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

    Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

    Market and Trading Risk. Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

    Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned thereon. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the funds have entered into a contract to sell the security, liability to the purchaser.

    Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is the Russian Federation, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company's share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company's share register is controlling. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered on the issuer's share register at the time of the transaction, or that a fund's ownership position could thereafter be altered or deleted entirely, resulting in a loss to the fund.


DEPOSITORY RECEIPTS

    American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

    Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

    ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States, ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S.


6                                                   American Century Investments



dollars, which protects the fund from the foreign settlement risks described under the section titled "Foreign Securities."


FORWARD CURRENCY EXCHANGE CONTRACTS


    Each fund may purchase and sell foreign currency on a spot (i.e. cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any lawful purpose. See "Derivative Securities" on page 8.


    The funds expect to use forward contracts under two circumstances:


    (1) When the fund managers wish to lock in the U.S. dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or

    (2) When the fund managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

    In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

    Under the second circumstance, when the fund managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will segregate on its records cash or securities in an amount sufficient to cover its obligations under the contract.

    The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The fund managers do not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the managers believe that it is important to have flexibility to enter into such forward contracts when they determine that a fund's best interests may be served.

    At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.


    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

CONVERTIBLE SECURITIES


    A convertible security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible securities provide a stable stream of income, with generally higher yields than common stocks. Because convertible securities offer the potential to benefit from increases in the market price of



Statement of Additional Information                                            7



the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

    Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

    Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally found in holding the securities comprising the synthetic convertible security.


SHORT SALES

    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the fund's long position.

    A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

PORTFOLIO LENDING

    In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

DERIVATIVE SECURITIES


    To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

    Some derivatives such as mortgage-related and



8                                                   American Century Investments


other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.


    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There are a range of risks associated with derivative investments, including:


* the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;


* the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

* the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

*   the risk that the counterparty will fail to perform its obligations.


    The Board of Directors has approved the advisor's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the advisor's policy for investments in the derivative securities annually.


INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORIES


    The funds may invest a portion of their assets in the securities of issuers with limited operating history. The managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.


REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.


    Because the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the



Statement of Additional Information



disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.


The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

    No fund will invest more than 15% of its assets in repurchase agreements maturing in more than seven days.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

    When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

SHORT-TERM SECURITIES

    In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in money market and other short-term securities.


    Examples of those securities include:


* Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

*   Commercial Paper;

*   Certificates of Deposit and Euro Dollar Certificates of Deposit;

*   Bankers' Acceptances;

*   Short-term notes, bonds, debentures, or other debt instruments; and

*   Repurchase agreements.


OTHER INVESTMENT COMPANIES

    Each of the funds may invest up to 10% of its total assets in any other mutual fund, including those of the advisor, provided that the investment is consistent with the fund's investment policies and restrictions. Under the Investment Company Act, the fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the fund's total assets with respect to any one investment company and (c) 10% of the fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.


FUTURES AND OPTIONS


    Each fund may enter into futures contracts, options or options on futures contracts. Funds may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to:



10                                                 American Century Investments



* protect against a decline in market value of the fund's securities (taking a short futures position), or

* protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully-invested (taking a long futures position), or


* provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.


    Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.


    Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.


    For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The "purchase" of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The fund may engage in futures and options transactions based on securities indexes that are consistent with the fund's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed-income funds, or the S&P 500 Index for equity funds. The fund also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

    Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

    Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute margin transactions for purposes of the funds' investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS

    Futures and options prices can be volatile, and trading in these markets involves certain risks. If the fund managers apply a hedge at an inappropriate time or judge interest rate or equity market trends



Statement of Additional Information                                           11


incorrectly, futures and options strategies may lower a fund's return.


    A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the fund managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The fund manager will seek to minimize these risks by limiting the contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.


    A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its "hedged" portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


OPTIONS ON FUTURES


    By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

    Although they do not currently intend to do so, the funds may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.


RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS


    Each fund may enter into futures contracts, options or options on futures contracts.


    Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, each fund will segregate cash or securities, in an amount sufficient on its records to cover its obligations under the futures contracts and options.


RESTRICTED AND ILLIQUID SECURITIES

    The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A


12                                                  American Century Investments



securities, when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the fund managers. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the fund manager will consider appropriate remedies to minimize the effect on such fund's liquidity.


U.S. GOVERNMENT SECURITIES


    Each fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.


INVESTMENT POLICIES

    Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment restrictions.


FUNDAMENTAL INVESTMENT POLICIES

    The funds' investment restrictions are set forth on the following page. These investment restrictions are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.


    For purposes of the investment restriction relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.


Statement of Additional Information                                         13



Subject               Policy
--------------------------------------------------------------------------------
Senior Securities     A fund may not issue senior securities, except
                      as permitted under the Investment Company Act.
--------------------------------------------------------------------------------
Borrowing             A fund may not borrow money, except for temporary or
                      emergency purposes (not for leveraging or investment) in
                      an amount not exceeding 33-1/3% of the fund's total assets
                      (including the amount borrowed) less liabilities (other
                      than borrowings).
--------------------------------------------------------------------------------
Lending               A fund may not lend any security or make any other
                      loan if, as a result, more than 33(1)/(3)% of the fund's
                      total assets would be lent to other parties, except,
                      (i) through the purchase of debt securities in
                      accordance with its investment objective, policies and
                      limitations or (ii) by engaging in repurchase
                      agreements with respect to portfolio securities.
--------------------------------------------------------------------------------
Real Estate           A fund may not purchase or sell real estate unless
                      acquired as a result of ownership of securities or other
                      instruments. This policy shall not prevent a fund from
                      investing in securities or other instruments backed by
                      real estate or securities of companies that deal in real
                      estate or are engaged in the real estate business.
--------------------------------------------------------------------------------
Concentration         Income & Growth, Equity Growth and Small Cap
                      Quantitative may not concentrate their investments in
                      securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government
                      or any of its agencies or instrumentalities). The other
                      funds may not deviate from their policies of
                      concentrating investments in securities of issuers
                      as follows: engaged in mining, fabricating, processing or
                      dealing in gold or other precious metals, such as silver,
                      platinum and palladium [Global Gold only]; engaged in
                      the natural resources industry [Global Natural
                      Resources only]; or engaged in the utilities industry
                      [Utilities only].
--------------------------------------------------------------------------------
Underwriting          A fund may not act as an underwriter of securities
                      issued by others, except to the extent that the fund
                      may be considered an underwriter within the meaning
                      of the Securities Act of 1933 in the disposition of
                      restricted securities.
--------------------------------------------------------------------------------
Commodities           For all funds except Global Gold: A fund may not
                      purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

                      For Global Gold only: The fund may not purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the fund's aggregate investment in such commodities to exceed 10% of the fund's net assets.
--------------------------------------------------------------------------------
Control               A fund may not invest for purposes of exercising control
                      over management.
--------------------------------------------------------------------------------



14                                                 American Century Investments



NONFUNDAMENTAL INVESTMENT POLICIES

  In addition, the funds are subject to the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors.

Subject             Policy
-------------------------------------------------------------------------------
Diversification     For all funds except Global Gold and Global Natural
                    Resources: A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

                    For Global Gold and Global Natural Resources only: In order to meet federal tax requirements for qualification as a
                    regulated investment company, each fund limits its
                    investment so that at the close of each quarter of its
                    taxable year: (i) with regard to at least 50% of total
                    assets, no more than 5% of total assets are invested in the securities of a single issuer, and (ii) no more than 25% of total assets are invested in the securities of a single
                    issuer. Limitations (i) and (ii) do not apply to government securities as defined for federal tax purposes. Each fund
                    does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or
                    any of its agencies or instrumentalities) if, as a result
                    thereof, the fund would own more than 10% of the outstanding voting securities of such issuer.
-------------------------------------------------------------------------------
Liquidity           A fund may not purchase any security or enter into a
                    repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements
                    not entitling the holder to payment of principal and
                    interest within seven days and in securities that are
                    illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.
-------------------------------------------------------------------------------
Short Sales         A fund may not sell securities short, unless it owns
                    or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that
                    transactions in futures contracts and options are not deemed to constitute selling securities short.
-------------------------------------------------------------------------------
Margin              A fund may not purchase securities on margin, except to
                    obtain such short-term credits as are necessary for the
                    clearance of transactions, and provided that margin
                    payments in connection with futures contracts and options
                    on futures contracts shall not constitute purchasing
                    securities on margin.
-------------------------------------------------------------------------------

    The Investment Company Act imposes certain additional restrictions upon acquisition by the funds of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership. Neither the Securities and Exchange Commission nor any other agency of the federal or state agency participates in or supervises the management of the funds or their investment practices or policies.


    The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the funds to forego investment possibilities that may otherwise be available to them under the Investment Company Act.

PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the Financial Highlights tables in the prospectuses.


INCOME & GROWTH, EQUITY GROWTH, UTILITIES AND SMALL CAP QUANTITATIVE


    The fund managers will consider the length of time a security has been held in determining whether to sell it. Accordingly, the funds' rate of portfolio turnover is not expected to exceed 150%.



Statement of Additional Information                                          15


GLOBAL GOLD AND GLOBAL NATURAL RESOURCES


    With respect to these funds, the managers will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the fund's rate of portfolio turnover may be substantial. The fund managers intend to purchase a given security whenever the managers believe it will contribute to the stated objective of the fund. In order to achieve each fund's investment objective, the managers may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the managers believe that the security is not fulfilling its purpose, either because, among other things, it did not live up to the managers' expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

    Because investment decisions are based on the anticipated contribution of the security in question to the fund's objectives, the managers believe that the rate of portfolio turnover is irrelevant when they believe a change is in order to achieve those objectives. As a result, the funds' annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, since short-term capital gains are taxable as ordinary income. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

    Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.


MANAGEMENT


THE BOARD OF DIRECTORS

    The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the funds, it has hired the advisor to do so. Two-thirds of the directors are independent of the funds' advisor; that is, they are not employed by and have no financial interest in the advisor.

    The individuals listed in the table on the next page whose names are marked by an asterisk (*) are interested persons of the funds (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the funds; the advisor, American Century Investment Management, Inc. (ACIM); the funds' agent for transfer and administrative services, American Century Services Corporation (ACSC); the parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; the funds' distribution agent and co-administrator, Funds Distributor, Inc. (FDI); or other funds advised by the advisor. Each director listed below serves as a director of six registered investment companies in the American Century family of funds, which are also advised by the advisor.



16                                              American Century Investments



Name (Age)                    Position(s) Held    Principal Occupation(s)
Address                       With Fund           During Past Five Years
--------------------------------------------------------------------------------
James E. Stowers III* (40)    Director,           Chief Executive Officer
4500 Main Street              Chairman of         and Director, ACC
Kansas City, MO 64111         the Board           President, Chief Executive
                                                  Officer and Director, ACSC
                                                  and ACIS
                                                  Son of James E. Stowers,
                                                  Jr. (founder)
--------------------------------------------------------------------------------
Albert A. Eisenstat (68)      Director            Independent Director,
1665 Charleston Road                              Commercial Metals Co.
Mountain View, CA 94043                           (1982 to present)
                                                  Independent Director, Sungard
                                                  Data Systems (1991 to present)
                                                  Independent Director, Business
                                                  Objects S/A (software &
                                                  programming, 1994 to present)
--------------------------------------------------------------------------------
Ronald J. Gilson (52)         Director            Charles J. Meyers Professor
1665 Charleston Road                              of Law and Business,
Mountain View, CA 94043                           Stanford Law School
                                                  (since 1979)
                                                  Mark and Eva Stern Professor
                                                  of Law and Business, Columbia
                                                  University School of Law
                                                  (since 1992);
                                                  Counsel, Marron, Reid & Sheehy
                                                  (a San Francisco law firm,
                                                  since 1984)
--------------------------------------------------------------------------------
William M. Lyons* (43)        Director            President, Chief Operating
4500 Main Street                                  Officer and Assistant
Kansas City, MO 64111                             Secretary, ACC
                                                  Executive Vice President,
                                                  Chief Operating Officer,
                                                  Secretary and Director,
                                                  ACSC and ACIS
--------------------------------------------------------------------------------
Myron S. Scholes (57)         Director            Limited Partner, Long-Term
1665 Charleston Road                              Capital Management
Mountain View, CA 94043                           (since February 1999)
                                                  Principal, Long-Term Capital
                                                  Management (investment
                                                  advisor, 1993 to January 1999)
                                                  Frank E. Buck Professor of
                                                  Finance, Stanford Graduate
                                                  School of Business
--------------------------------------------------------------------------------
Kenneth E. Scott (70)         Director            Ralph M. Parsons Professor of
1665 Charleston Road                              Law and Business, Stanford Law
Mountain View, CA 94043                           School (since 1972)
                                                  Director, RCM Capital Funds,
                                                  Inc. (since 1994)
--------------------------------------------------------------------------------
Isaac Stein (52)              Director            Director, Raychem Corporation
1665 Charleston Road                              (electrical equipment, since
Mountain View, CA 94043                           1993)
                                                  President, Waverley
                                                  Associates, Inc. (private
                                                  investment firm, since 1983)
                                                  Director, ALZA Corporation
                                                  (pharmaceuticals, since 1987).
                                                  Trustee, Stanford University
                                                  (since 1994)
                                                  Chairman, Stanford Health
                                                  Services (since 1994)
--------------------------------------------------------------------------------
Jeanne D. Wohlers (53)       Director             Private Investor
1665 Charleston Road                              Director and Partner, Windy
Mountain View, CA 94043                           Hill Productions, LP
                                                  Vice President and Chief
                                                  Financial Officer, Sybase,
                                                  Inc. (software company,
                                                  1988 to 1992)
--------------------------------------------------------------------------------



Statement of Additional Information                                          17

COMMITTEES


  The Board has four committees to oversee specific functions of the funds' operations. Information about these committees appears in the table below:


Committee       Members              Function of Committee
--------------------------------------------------------------------------------------------------------------
Audit           Albert A. Eisenstat  The Audit Committee selects and oversees the activities of the Trust's
                Kenneth E. Scott     independent auditor. The Committee receives reports from the advisor's
                Jeanne D. Wohlers    Internal Audit Department, which is accountable solely to the
                                     Committee. The Committee also receives reporting about compliance matters affecting the Trust.
--------------------------------------------------------------------------------------------------------------
Nominating      Albert A. Eisenstat  The Nominating Committee primarily considers and recommends individuals
                Ronald J. Gilson     for nomination as trustees. The names of potential trustee candidates
                Myron S. Scholes     are drawn from a number of sources, including recommendations from
                Kenneth E. Scott     members of the Board, management and shareholders. This committee
                Isaac Stein          also reviews and makes recommendations to the Board with respect to
                Jeanne D. Wohlers    the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation.
--------------------------------------------------------------------------------------------------------------
Portfolio       William M. Lyons     The Portfolio Committee reviews quarterly the investment activities
                Ronald J. Gilson     and strategies used to manage fund assets. The Committee regularly
                Myron S. Scholes     receives reports from portfolio managers, credit analysts and other
                Isaac Stein          investment personnel concerning the funds' investments.
--------------------------------------------------------------------------------------------------------------
Quality of      William M. Lyons     The Quality of Service Committee reviews the level and quality of
Service         Ronald J. Gilson     transfer agent and administrative services provided to the funds and
                Myron S. Scholes     their shareholders. It receives and reviews reports comparing those
                Isaac Stein          services to fund competitors and seeks to improve such services where feasible and appropriate.
--------------------------------------------------------------------------------------------------------------


COMPENSATION OF DIRECTORS

    The directors also serve as directors for six American Century investment companies other than the corporation. Each director who is not an interested person as defined in the Investment Company Act receives compensation for service as a member of the Board of all seven such companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held. These fees and expenses are divided among the seven investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

    The table presented shows the aggregate compensation paid by the corporation for the periods indicated and by the seven investment companies served by this Board to each director who is not an interested person as defined in the Investment Company Act.

Aggregate Director Compensation for Fiscal Year Ended December 31, 1998
--------------------------------------------------------------------------------
                                                         Total Compensation
                                      Total                   from the
                                  Compensation            American Century
Name of Director                from the Funds(1)        Family of Funds(2)
--------------------------------------------------------------------------------

Albert A. Eisenstat                     $9,226                 $65,750

Ronald J. Gilson                        11,083                  73,000

Myron S. Scholes                         7,987                  61,750

Kenneth E. Scott                        11,061                  73,000

Isaac Stein                              9,437                  67,500

Jeanne D. Wohlers                       11,061                  73,000
--------------------------------------------------------------------------------

(1) Includes compensation paid to the directors during the fiscal year ended December 31, 1998, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors and Trustees. The total amount of deferred compensation included in the preceding table is as follows: Mr. Eisenstat, $9,226; Mr. Gilson, $5,542; Mr. Scholes, $7,987; Mr. Scott, $5,531; and Ms.
    Wohlers, $5,531

(2) Includes compensation paid by the seven investment company members of the American Century family of funds served by this Board.



18                                             American Century Investments


    The funds have adopted the American Century Deferred Compensation Plan for Non-Interested Directors and Trustees. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds.


    All deferred fees are credited to an account established in the name of the directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.


    No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.

    The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.


    No deferred fees were paid to any director under the plan during the fiscal year ended December 31, 1998.

OFFICERS

    Background information for the officers of the funds is provided in the following table. All persons named as officers of the funds also serve in similar capacities for the 12 other investment companies advised by ACIM. Not all officers of the funds are listed; only those officers with policy-making functions for the funds are listed. No officer is compensated for his or her service as an officer of the funds. The individuals listed in the following table are interested persons of the funds (as defined in the Investment Company
Act) by virtue of, among other considerations, their affiliation with either the funds, ACC, ACC's subsidiaries (including ACIM and ACSC), or the funds' distributor (FDI), as specified in the following table.



Statement of Additional Information                                        19



Name (Age)                    Position(s) Held    Principal Occupation(s)
Address                       With Fund           During Past Five Years
--------------------------------------------------------------------------------
George A. Rio (44)            President           Executive Vice President and
60 State Street,                                  Director of Client Services,
Suite 1300                                        FDI (March 1998 to present).
Boston, MA 02109                                  Senior Vice President and
                                                  Senior Key Account Manager,
                                                  Putnam Mutual Funds (June 1995
                                                  to March 1998) Director
                                                  Business Development, First
                                                  Data Corporation (May 1994 to
                                                  June 1995) Senior Vice
                                                  President and Manager of
                                                  Client Services and Director
                                                  of Internal Audit, The Boston
                                                  Company, Inc. (September 1983
                                                  to May 1994)
--------------------------------------------------------------------------------
Christopher J. Kelley (34)    Vice President      Vice President and Associate
60 State Street,                                  General Counsel, FDI
Suite 1300                                        (since July 1996) Assistant
Boston, MA 02109                                  Counsel, Forum Financial Group
                                                  (from April 1994 to July 1996)
                                                  Compliance Officer, Putnam
                                                  Investments (1992 to 1994).
--------------------------------------------------------------------------------
Mary A. Nelson (34)           Vice President      Vice President and Manager of
60 State Street,                                  Treasury Services and
Suite 1300                                        Administration of FDI (1994
Boston, MA 02109                                  to present). Assistant Vice
                                                  President and Client
                                                  Manager, The Boston Company,
                                                  Inc. (1989 to 1994)
--------------------------------------------------------------------------------
David C. Tucker (40)          Vice President      Senior Vice President and
4500 Main Street                                  General Counsel ACSC and ACIM
Kansas City, MO 64111                             (June 1998 to present)
                                                  General Counsel, ACC
                                                  Consultant to Mutual Fund
                                                  Industry (May 1997 to April
                                                  1998) Vice President and
                                                  General Counsel, Janus
                                                  Companies (1990 to May 1997).
--------------------------------------------------------------------------------
Maryanne Roepke, CPA (43)     Vice President      Senior Vice President,
4500 Main Street              and Treasurer       Treasurer and Principal
                                                  Accounting Officer, ACSC
--------------------------------------------------------------------------------
Douglas A. Paul (52)          Secretary and       Vice President and Associate
1665 Charleston Road          Vice President      General Counsel, ACSC
Mountain View, CA 94043
--------------------------------------------------------------------------------
Robert J. Leach (32)          Controller          Controller-Fund Accounting,
4500 Main Street                                  ACSC
Kansas City, MO 64111
--------------------------------------------------------------------------------
Merele A. May (36)            Controller          Controller-Fund Accounting,
4500 Main Street                                  ACSC
Kansas City, MO 64111
--------------------------------------------------------------------------------
C. Jean Wade (35)             Controller          Controller-Fund Accounting,
4500 Main Street                                  ACSC
Kansas City, MO 64111
--------------------------------------------------------------------------------
Jon Zindel (31)               Tax Officer         Director of Taxation, ACSC
4500 Main Street                                  (since 1996)
Kansas City, MO 64111                             Tax Manager, Price Waterhouse
                                                  LLPC (1989 to 1996)
--------------------------------------------------------------------------------



20                                               American Century Investments



THE FUNDS' PRINCIPAL SHAREHOLDERS

  As of February 26, 1999, the following companies were the record owners of more than 5% of a fund's outstanding shares. The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of a fund's outstanding shares. As of February 26, 1999, the officers and directors of the funds, as a group, own less than 1% of any fund's outstanding shares.

                                                         Percentage
                                                         of Shares
Fund                         Shareholder                 Outstanding
--------------------------------------------------------------------------------
Income & Growth              Charles Schwab & Company
                             San Francisco, California   22.4
--------------------------------------------------------------------------------
Equity Growth                Charles Schwab & Company
                             San Francisco, California   19.2
--------------------------------------------------------------------------------
Small Cap Quantitative       UMB as Trustee for
                             American Century Services   10.8
--------------------------------------------------------------------------------
Global Gold                  Charles Schwab & Company
                             San Francisco, California   17.2
--------------------------------------------------------------------------------
Global Natural Resources     Charles Schwab & Company
                             San Francisco, California   32.3
--------------------------------------------------------------------------------
Utilities                    Charles Schwab & Company



Statement of Additional Information                                          21


SERVICE PROVIDERS

    The funds have no employees. To conduct the funds' day-to-day activities, the funds have hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds and is described below.


    ACIM and ACSC, are both wholly owned by ACC. James E. Stowers Jr., Chairman of ACC, controls ACC by virtue of his ownership of a majority of its voting stock.

INVESTMENT ADVISOR

    Each fund has an investment management agreement with the advisor, American Century Investment Management, Inc., dated August 1, 1997. This agreement was approved by the shareholders of Income & Growth, Equity Growth, Global Gold, Global Natural Resources and Utilities on July 30, 1997 and by the shareholders of Small Cap Quantitative on July 29, 1998.

    A description of the responsibilities of the advisor appears in each Prospectus under the heading "Management."

    For the services provided to the funds, the advisor receives a monthly fee based on a percentage of the average net assets of the fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category managed by the advisor (the Investment Category Fee). For example, when calculating the fee for a money market fund, all of the assets of the money market funds managed by the advisor are aggregated. The three investment categories are money market funds, bond funds and equity funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the advisor (the Complex Fee). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the advisor.


    The schedules by which the Investment Category Fees are determined are as follows:


INVESTMENT CATEGORY FEE SCHEDULE FOR


*    Income & Growth
*    Equity Growth
*    Global Gold
*    Global Natural Resources
*    Utilities


Category Assets                                     Fee Rate
--------------------------------------------------------------------------------
First $1 billion                                    0.5200%
Next $5 billion                                     0.4600%
Next $15 billion                                    0.4160%
Next $25 billion                                    0.3690%
Next $50 billion                                    0.3420%
Next $150 billion                                   0.3390%
Thereafter                                          0.3380%
--------------------------------------------------------------------------------


INVESTMENT CATEGORY FEE SCHEDULE FOR

*    Small Cap Quantitative

Category Assets                                     Fee Rate
--------------------------------------------------------------------------------
First $1 billion                                    0.7200%
Next $5 billion                                     0.6600%
Next $15 billion                                    0.6160%
Next $25 billion                                    0.5690%
Next $50 billion                                    0.5420%
Next $150 billion                                   0.5390%
Thereafter                                          0.5380%
--------------------------------------------------------------------------------


    The Complex Fee (investor Class) is as follows:

COMPLEX FEE SCHEDULE


Complex Assets                                      Fee Rate
--------------------------------------------------------------------------------
First $2.5 billion                                  0.3100%
Next $7.5 billion                                   0.3000%
Next $15.0 billion                                  0.2985%
Next $25.0 billion                                  0.2970%
Next $50.0 billion                                  0.2960%
Next $100.0 billion                                 0.2950%
Next $100.0 billion                                 0.2940%
Next $200.0 billion                                 0.2930%
Next $250.0 billion                                 0.2920%
Next $500.0 billion                                 0.2910%
Thereafter                                          0.2900%
--------------------------------------------------------------------------------



22                                               American Century Investments

    The Complex Fee schedule for the Institutional Class is lower by 0.2000% at each graduated step. For example, if the Investor Class Complex Fee is 0.3000% for the first $2 billion, the Institutional Class Complex Fee is 0.1000% (0.3000% minus 0.2000%) for the first $2 billion. The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step.


    On the first business day of each month, the funds pay a management fee to the advisor for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of a fund's net assets during the previous month, by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of outstanding votes, on 60 days' written notice to the advisor, and that it shall be automatically terminated if it is assigned.


    The management agreement provides that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


    Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. Such transactions will be allocated among clients in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

    The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The corporation's Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.


    Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the funds. Benham Management Corporation was merged into the advisor in late 1997.


    Unified management fees incurred by each fund for the fiscal periods ended December 31, 1998, 1997 and 1996, are indicated in the following table. Fee amounts are net of amounts reimbursed or recouped under the funds' previous investment advisory agreement with Benham Management Corporation.



Statement of Additional Information                                          23



UNIFIED MANAGEMENT FEES*

Fund                               1998              1997**
--------------------------------------------------------------------------------
Income & Growth
   Investor                     $20,761,820        $4,621,006
   Advisor                        85,755
   Institutional                  128,089
Equity Growth
   Investor                      9,768,776          1,904,594
   Advisor                        103,002
   Institutional                  23,566
Small Cap Quantitative
 Investor                         25,213               N/A
Global Gold
   Investor                      1,760,165           900,609
   Advisor                          100
Global Natural Resources
   Investor                       297,762            161,611
Utilities
   Investor                      1,604,996           423,153
   Advisor                          58
--------------------------------------------------------------------------------

INVESTMENT ADVISORY FEES*

Fund                              1997***             1996
--------------------------------------------------------------------------------
Income & Growth                 $1,653,298         $1,584,256
Equity Growth                     650,862            601,691
Small Cap Quantitative              N/A                N/A
Global Gold                       633,691           1,645,729
Global Natural Resources          120,156            74,093
Utilities                         207,981            526,012
--------------------------------------------------------------------------------

  * Net of reimbursements.

 ** From August 1 through December 31, 1997.

*** From January 1 through July 31, 1997.


    American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services.

    Prior to August 1, 1997, the funds paid American Century Services Corporation directly for its services as transfer agent and administrative services agent. After that date, these fees are included in the unified management fee.


    Administrative service and transfer agent fees paid by the funds for the fiscal years ended December 31, 1997 and 1996, are indicated in the following tables. Fee amounts are net of expense limitations.


ADMINISTRATIVE FEES*


Fund                                           1997              1996
----------------------------------------------------------------------
Income & Growth                             548,851          $506,544
Equity Growth                               216,774           192,378
Small Cap Quantitative                          N/A               N/A
Global Gold                                 210,125           525,854
Global Natural Resources                     34,367            45,527
Utilities Fund                               70,612           160,940
----------------------------------------------------------------------


* Net of reimbursements

TRANSFER AGENT FEES*


Fund                                           1997              1996
----------------------------------------------------------------------
Income & Growth                             732,727          $770,136
Equity Growth                               347,736           301,615
Small Cap Quantitative                          N/A               N/A
Global Gold                                 320,161           644,392
Global Natural Resources                     63,879           113,382
Utilities                                   158,168           370,118
----------------------------------------------------------------------


* Net of reimbursements

OTHER ADVISORY RELATIONSHIPS


    In addition to managing the funds, the advisor also acts as an investment advisor to 9 institutional accounts and to the following registered investment companies:


    American Century World Mutual Funds, Inc.

    American Century Premium Reserves, Inc.

    American Century Variable Portfolios, Inc.

    American Century Capital Portfolios, Inc.

    American Century Strategic Asset Allocations, Inc.

    American Century Municipal Trust

    American Century Government Income Trust

    American Century Investment Trust

    American Century Target Maturities Trust

    American Century Mutual Funds, Inc.

    American Century International Bond Funds

    American Century California Tax-Free and Municipal Funds


TRANSFER AGENT AND ADMINISTRATOR

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer



24                                                  American Century Investments



hardware and software and personnel, for the day-to-day administration of the funds and of the advisor. The advisor pays ACSC for such services.


    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the advisor out of its unified fee.

DISTRIBUTOR

    The funds' shares are distributed by FDI a registered broker-dealer. The distributor is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The distributor's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


    The distributor is the principal underwriter of the funds' shares. The distributor makes a continuous, best efforts underwriting of the funds' shares. This means that the distributor has no liability for unsold shares.

OTHER SERVICE PROVIDERS


CUSTODIAN BANKS


    Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.


INDEPENDENT ACCOUNTANT

    PricewaterhouseCoopers LLP is the independent accountant of the funds. The address of PricewaterhouseCoopers LLP is 1055 Broadway, 10th Floor, Kansas City, Missouri 64105. As the independent accountant of the funds, PricewaterhouseCoopers provides services including (1) audit of the annual financial statements for each fund, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund.


BROKERAGE ALLOCATION


    Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the advisor may take into consideration the factors discussed below when selecting brokers.

    The advisor receives statistical and other information and services, including research, without cost from brokers and dealers. The advisor evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The advisor proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the advisor. The advisor does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.


    In the years ended December 31, 1998, 1997 and 1996, the brokerage commissions of each fund were as follows:


Fund                            1998            1997            1996
-------------------------------------------------------------------------
Income & Growth               9,085,557      $2,758,046      $1,029,549
Equity Growth                 4,424,628       1,585,817        495,709
Small Cap Quantitative         14,349            N/A             N/A
Global Gold                   1,071,884        588,515        1,350,735
Global Natural Resources       96,444          119,686         144,442
Utilities Fund                 621,666         327,582         442,714
-------------------------------------------------------------------------


The brokerage commissions paid by the funds may exceed those which another broker might have charged


Statement of Additional Information                                           25



for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

    The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the advisor believe that the facilities, expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place their over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.


INFORMATION ABOUT FUND SHARES


    Each of the six funds named on the front of this Statement of Additional Information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See "Multiple Class Structure" that follows. Additional funds and classes may be added without a shareholder vote.

    Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the corporation (i.e., all funds') outstanding shares may be able to elect a Board of Directors. The corporation undertakes dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of directors is determined by the votes received from all the corporation's shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.


    The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investment and other assets held for each series or class. Your rights as a shareholder are the same for all series or class of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

    In the event of complete liquidation or dissolution of the funds, shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.


    Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.


MULTIPLE CLASS STRUCTURE


    The corporation's Board of Directors has adopted a multiple class plan (the Multiclass Plan) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to three classes of shares: an Investor Class, an Institutional Class and an Advisor Class. Not all funds offer all three classes.

    The Investor Class is made available to investors directly without any load or commission, for a single unified management fee. The Institutional and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge these classes a lower total management fee. In addition to the management fee, however the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (described beginning on page 26). The plan has been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12b-1

    Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Advisor



26                                                  American Century Investments



Class have approved and entered into a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (the Plan). The Plan is described below.

    In adopting the Plan, the Board of Directors (including a majority of directors who are not "interested persons" of the funds [as defined in the Investment Company Act], hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plan would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plan is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plan. Continuance of the Plan must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plan may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plan may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plan terminates automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

    All fees paid under the Plan will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

    As described in the Prospectuses, the funds' Advisor Class of shares are also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

    Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

    To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' advisor has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan. Pursuant to the Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for shareholder services (as described below) and 0.25% of which is paid for distribution services.

    Payments may be made for a variety of shareholder services, including, but are not limited to, (a) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the distributor; (b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (d) providing and maintaining elective services such as check writing and wire transfer services; (e) acting as shareholder of record and nominee for beneficial owners; (f) maintaining account records for shareholders and/or other beneficial owners; (g) issuing confirmations of transactions; (h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (i) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; and (j) providing other similar administrative and sub-transfer agency services. Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.



Statement of Additional Information                                          27



Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commissions, on going commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to selling agreements; (b) compensation to registered representatives or other employees of distributor who engage in or support distribution of the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares; (i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD; and (n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.


BUYING AND SELLING FUND SHARES

    Information about buying, selling and exchanging fund shares is contained in the American Century Investor Services Guide. The guide is available to investors without charge and may be obtained by calling us.

VALUATION OF A FUND'S SECURITIES


    Each fund's net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the Exchange), usually at 4 p.m. Eastern time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1999: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.


    Each fund's NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally

28                                                  American Century Investments

take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Directors. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

    Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Directors.


    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the Exchange, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the Exchange is not open and on which the fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.


TAXES


FEDERAL INCOME TAXES

    Each fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, a fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the funds in the manner they were realized by the funds.


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may quality for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days.


    Distributions from gains on assets held greater than 12 months are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain to you with respect to such shares.


    Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.

    If more than 50% of the value of a fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is


Statement of Additional Information                                           29


made, the foreign taxes paid by the fund will be treated as income received by you. In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.


    If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.


    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either we or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of a fund (including redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

STATE AND LOCAL TAXES


    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

HOW FUND PERFORMANCE INFORMATION IS CALCULATED

    The funds may quote performance in various ways. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return, average annual total return or yield.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

    Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a fund's net investment income by its share price on the last day of the period, according to the following formula:

    YIELD = (2 [(a - b + 1)(6) - 1])
                 ----
                  cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of


30                                                 American Century Investments


shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


    For the 30-day period ended December 31, 1998, Utilities' yield was 2.44%.


    Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in a fund's net asset value per share during the period.

    Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the fund's NAV during the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the funds' performance is not constant over time, but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

    The following tables set forth the average annual total return for the various classes of the funds for the one-, five- and 10-year periods (or the period since inception) ended December 31, 1998, the last day of the funds' fiscal year.

    Average annual total returns for periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because a fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.

    In addition to average annual total returns, each fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period, including periods other than one, five and 10 years. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.


AVERAGE ANNUAL TOTAL RETURNS -- INVESTOR CLASS

Fund                             1 year    5 years   10 years   Life of Fund
-------------------------------------------------------------------------------
Income & Growth(1)                27.67     23.74       N/A         21.88

Equity Growth(2)                  25.45     23.88       N/A         19.79

Small Cap Quantitative(3)          N/A       N/A        N/A          .40

Global Gold(4)                   -12.18    -14.58      -3.51        -4.36

Global Natural Resources(5)       -6.30      N/A        N/A         4.83

Utilities(6)                      27.43     17.24       N/A         15.86
-------------------------------------------------------------------------------

(1) Commenced operations on December 17, 1990.

(2) Commenced operations on May 9, 1991.

(3) Commenced operations on July 31, 1998.

(4) Commenced operations on August 17, 1988.

(5) Commenced operations on September 15, 1994.

(6) Commenced operations on March 1, 1993.



Statement of Additional Information                                          31



AVERAGE ANNUAL TOTAL RETURNS -- INSTITUTIONAL CLASS

Fund                           Life of Fund
--------------------------------------------------------------------------------
Income & Growth(1)              27.87

Equity Growth(2)                25.59
--------------------------------------------------------------------------------

(1) Commenced operations on January 28, 1998.

(2) Commenced operations on January 2, 1998.

AVERAGE ANNUAL TOTAL RETURNS -- ADVISOR CLASS

Fund                           1 year             Life of Fund
--------------------------------------------------------------------------------
Income & Growth(1)              27.37                27.63

Equity Growth(2)                25.14                19.55

Global Gold(3)                   N/A                -24.00

Utilities(4)                     N/A                 18.43
--------------------------------------------------------------------------------

(1) Commenced operations on December 15, 1997.

(2) Commenced operations on October 9, 1997.

(3) Commenced operations on May 6, 1998.

(4) Commenced operations on June 25, 1998.


PERFORMANCE COMPARISONS

    The funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge, and with indexes which do not reflect administrative and management costs such as those incurred by mutual funds. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The funds also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance or to provide general information about the funds.

PERMISSIBLE ADVERTISING INFORMATION

    From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends, including illustrations of particular markets (like the gold market);
(3) presentations of statistical data to supplement such discussions and to illustrate historical and projected demand for certain commodities; (4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.



32                                             American Century Investments



MULTIPLE CLASS PERFORMANCE ADVERTISING


    Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the manager may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class's performance will be restated to reflect the expenses of the new class and for periods after the first full quarter after inception, actual performance of the new class will be used.

FINANCIAL STATEMENTS


    The financial statements of the funds are included in the Annual Reports to shareholders for the fiscal year ended December 31, 1998. The Annual Reports are incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and telephone number shown on the back cover of this



Statement of Additional Information.                                         33


MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

These contain more information about the funds' investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period. The annual and semiannual reports are incorporated by reference into this SAI. This means that these are legally part of this SAI.


You can receive a free copy of the annual and semiannual reports, and ask any questions about the funds, by contacting us at one of the addresses or telephone numbers listed below.


If you own or are considering purchasing fund shares through

* an employer-sponsored retirement plan
* a bank
* a broker-dealer
* an insurance company
* another financial intermediary

you can receive the annual and semiannual reports directly from them.

You also can get information about the funds from the Security and Exchange Commission (SEC).

* In person            SEC Public Reference Room
                       Washington, D.C.
                       Call 1-800-SEC-0330 for location and hours.

* On the Internet      www.sec.gov

* By mail              SEC Public Reference Section
                       Washington, D.C. 20549-6009
                       (The SEC will charge a fee for copying the documents.)

Investment Company Act File No. 811-5447


[american century logo(reg.sm)]
American
Century


AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200


INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575


AUTOMATED INFORMATION LINE
1-800-345-8765


WWW.AMERICANCENTURY.COM

FAX
816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS; NOT-FOR-PROFIT AND
EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533



SH-SAI-17249    9907